ALL-STAR® FUNDS

USA LISTED NYSE

1st Quarter Report | March 31, 2022

Liberty All-Star® Equity Fund

LIBERTY ALL-STAR® EQUITY FUND

Period Ended March 31, 2022 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$7.41
Market Price	$8.08
Premium	9.0%

1st Quarter 2022
Distribution*	$0.20
Market Price Trading Range	$6.70 to $8.50
Premium/(Discount) Range	9.6% to -1.7%

Performance
Shares Valued at NAV with Dividends Reinvested	-7.16%
Shares Valued at Market Price with Dividends Reinvested	-0.94%
Dow Jones Industrial Average	-4.10%
Lipper Large-Cap Core Mutual Fund Average	-5.64%
NASDAQ Composite Index	-8.95%
S&P 500® Index	-4.60%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2022.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2022

Uncertainty hung over financial markets in the first quarter, leading to the poorest start for equities since the Covid-19 outbreak in 1Q20. Equities were volatile—undermined by significantly higher inflation, a hawkish Federal Reserve and the war in Ukraine. Additional pressures came from ongoing supply chain disruptions, labor shortages and continuing fallout from the Covid pandemic, especially in China. At quarter’s end all three widely followed market indices were lower: the S&P 500® Index, -4.60 percent; the Dow Jones Industrial Average, -4.10 percent; and the NASDAQ Composite Index, -8.95 percent. The S&P 500® was down as much as 12.26 percent in the quarter but clawed back some of its losses on the strength of a 3.71 percent gain in March.

Investors were unsettled early in the quarter by news that the Consumer Price Index (CPI) rose 7.0 percent in 2021, its largest 12-month increase since 1982. The inflation data got no better as the quarter progressed, with the CPI accelerating to a 7.9 percent annual rate in February. In response, the Federal Reserve raised the benchmark fed funds rate by 0.25 percent, marking the first increase since 2018. More importantly, the Fed penciled in another six potential rate increases before year’s end. Inflation and rising interest rates troubled the bond market throughout the quarter. Not only did yields rise, but segments of the yield curve inverted (an abnormal situation in which shorter-term yields are higher than longer term). This condition is often seen as a precursor to recession.

Widely viewed as the largest land war in Europe since World War II, the Russian invasion of Ukraine had global geopolitical implications that served to further roil financial markets. The economic impact was immediate in terms of sharply rising commodity prices that served to fan the inflationary flames. By early March U.S. drivers were paying more for gasoline than at any other time in history, according to Bloomberg, as demand rose and the war threatened supplies. With the onset of the conflict, commodity prices continued to surge amid fears of supply crunches.

Among the 11 sectors that comprise the S&P 500® communication services stocks fared the worst for the quarter, down 11.92 percent. The consumer discretionary sector declined 9.15 percent and information technology fell 8.44 percent. Soaring energy prices benefitted some investors, as the energy sector returned 39.03 percent; energy was one of only two sectors posting positive returns—utilities being the other with a gain of 4.87 percent.

While labor markets were tight in the U.S., the employment picture was a bright spot for the quarter. Sequential job growth over the three months totaled 467,000, 678,000 and 431,000.

Wages in January were up 5.7 percent over the year-earlier month and the unemployment rate declined to 3.6 percent in March.

All the uncertainties—inflation, higher interest rates and war in Ukraine—compelled investors to reprice technology and other high growth stocks, resulting in a quarter in which the value style outperformed the growth style on a relative basis. The broad market Russell 3000® Value Index returned -0.85 percent compared with the Russell 3000® Growth Index return of -9.25 percent.

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund turned in a mixed quarter. Shares returned -7.16 percent when valued at net asset value (NAV) with dividends reinvested. Valued by market price with dividends reinvested, return was only mildly negative at -0.94 percent. (Fund returns are net of expenses.)

Results lagged when compared to all relevant indices, starting with the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned -5.64 percent. Measured by NAV return, the Fund lagged the S&P 500® Index and the DJIA but was ahead of the NASDAQ Composite. Measured by market price, the Fund’s return did top all three.

First Quarter Report (Unaudited) | March 31, 2022	1

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

The period was difficult for active managers, who were confronted with a trendless quarter when stocks were often up one day and down the next. Similarly, there was no market leadership and, although value stocks performed better relative to growth stocks, there were times, especially during March, when the roles briefly reversed.

Relative to their underlying NAV, Fund shares traded at both a discount and a premium to NAV in the first quarter. The range went from a discount of -1.7 percent to a premium of 9.6 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.20 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $29.19 per share for a total of more than $3.3 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Multiple factors combined to make the first quarter a challenging one for most asset classes and strategies, publicly traded equities certainly included. Although unsettling for investors, periods like this are inevitably going to happen and—as in similar periods in the past—time and patience have ultimately rewarded investors who stay the course.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2022 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
March 31, 2022 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022
1st Quarter	0.20
Total	$29.19

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2022	3

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics
March 31, 2022 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. s It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2022 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	38	34	44	29	31	156*	505
Percent of Holdings in Top 10	40%	43%	32%	46%	52%	17%	30%
Weighted Average Market Capitalization (billions)	$68	$219	$187	$429	$443	$262	$649
Average Five-Year Earnings Per Share Growth	2%	15%	16%	28%	30%	18%	20%
Dividend Yield	2.1%	1.3%	1.6%	0.5%	0.4%	1.2%	1.4%
Price/Earnings Ratio**	12x	19x	19x	37x	42x	19x	23x
Price/Book Value Ratio	1.5x	3.1x	2.9x	9.3x	10.7x	3.2x	4.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors
March 31, 2022 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc.	2.97%
Amazon.com, Inc.	2.47
Microsoft Corp.	1.89
Visa, Inc.	1.80
UnitedHealth Group, Inc.	1.73
Danaher Corp.	1.44
Adobe, Inc.	1.44
S&P Global, Inc.	1.37
Sony Group Corp.	1.34
salesforce.com, Inc.	1.33
PayPal Holdings, Inc.	1.26
Berkshire Hathaway, Inc.	1.25
Charles Schwab Corp.	1.25
NVIDIA Corp.	1.19
Fresenius Medical Care AG & Co. KGaA	1.13
ServiceNow, Inc.	1.07
Capital One Financial Corp.	1.07
Booking Holdings, Inc.	1.00
American International Group, Inc.	1.00
Dollar General Corp.	0.98
28.98%

Economic Sectors*	Percent of Net Assets
Information Technology	20.49%
Financials	18.19
Health Care	14.28
Consumer Discretionary	13.46
Industrials	7.67
Communication Services	7.32
Materials	4.73
Energy	3.45
Consumer Staples	2.83
Utilities	2.67
Real Estate	2.28
Other Net Assets	2.63
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2022	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
March 31, 2022 (Unaudited)

The following are the major ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the first quarter of 2022.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/22
Purchases
Atmos Energy Corp.	80,500	80,500
Blackstone Group LP	79,700	79,700
Bristol-Myers Squibb Co.	144,486	144,486
Carlisle Cos., Inc.	27,819	27,819
CarMax, Inc.	73,715	73,715
Crowdstrike Holdings, Inc.	28,588	28,588
Ecolab, Inc.	41,328	85,028
SAP SE	70,000	70,000
Sherwin-Williams Co.	33,012	33,012
Xcel Energy, Inc.	135,034	135,034

Sales
Baker Hughes Co.	(374,256)	165,705
Berkshire Hathaway, Inc.	(30,737)	67,578
Cenovus Energy, Inc.	(370,268)	0
Chubb, Ltd.	(44,932)	36,856
Emerson Electric Co.	(59,280)	0
Equinix, Inc.	(8,102)	15,917
Halliburton Co.	(236,277)	322,255
Johnson Controls International PLC	(145,300)	0
Linde PLC	(25,463)	0
Meta Platforms, Inc.	(48,092)	83,510
UnitedHealth Group, Inc.	(15,658)	64,654

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.37%)
COMMUNICATION SERVICES (7.32%)
Entertainment (1.22%)
Netflix, Inc.(a)	39,797	$14,907,559
Walt Disney Co.(a)	60,495	8,297,494
		23,205,053
Interactive Media & Services (4.84%)
Alphabet, Inc., Class A(a)	5,859	16,295,930
Alphabet, Inc., Class C(a)	14,415	40,260,951
Match Group, Inc.(a)	104,207	11,331,469
Meta Platforms, Inc., Class A(a)	83,510	18,569,283
Twitter, Inc.(a)	149,600	5,788,024
		92,245,657
Media (1.26%)
Comcast Corp., Class A	260,635	12,202,931
Omnicom Group, Inc.	139,715	11,859,009
		24,061,940
CONSUMER DISCRETIONARY (13.46%)
Auto Components (1.28%)
Cie Generale des Etablissements Michelin SCA(b)	284,800	7,695,296
Lear Corp.	117,329	16,729,942
		24,425,238
Hotels, Restaurants & Leisure (1.64%)
Booking Holdings, Inc.(a)	8,147	19,132,822
Yum! Brands, Inc.	102,203	12,114,122
		31,246,944
Household Durables (2.96%)
Lennar Corp., Class A	111,600	9,058,572
Lennar Corp., Class B	2,500	170,875
Mohawk Industries, Inc.(a)	59,064	7,335,749
Newell Brands, Inc.	670,289	14,350,887
Sony Group Corp.(b)	248,446	25,517,889
		56,433,972
Internet & Direct Marketing Retail (2.47%)
Amazon.com, Inc.(a)	14,434	47,054,118

Multiline Retail (1.80%)
Dollar General Corp.	83,528	18,595,839
Dollar Tree, Inc.(a)	97,540	15,621,031
		34,216,870
Specialty Retail (1.55%)
CarMax, Inc.(a)	73,715	7,112,023

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2022	7

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Home Depot, Inc.	26,980	$8,075,923
TJX Cos., Inc.	123,846	7,502,591
Ulta Beauty, Inc.(a)	17,071	6,798,014
		29,488,551
Textiles, Apparel & Luxury Goods (1.76%)
Gildan Activewear, Inc.	253,813	9,512,911
NIKE, Inc., Class B	55,860	7,516,521
PVH Corp.	107,324	8,222,092
Skechers U.S.A., Inc., Class A(a)	201,976	8,232,542
		33,484,066
CONSUMER STAPLES (2.83%)
Beverages (0.81%)
Coca-Cola Co.	135,500	8,401,000
Constellation Brands, Inc., Class A	30,300	6,978,696
		15,379,696
Food & Staples Retailing (0.60%)
Costco Wholesale Corp.	19,716	11,353,458

Food Products (0.35%)
Tyson Foods, Inc., Class A	74,900	6,713,287

Household Products (0.44%)
Procter & Gamble Co.	54,600	8,342,880

Personal Products (0.63%)
Unilever PLC(b)	264,396	12,048,526

ENERGY (3.45%)
Energy Equipment & Services (1.94%)
Baker Hughes Co.	165,705	6,033,319
Halliburton Co.	322,255	12,203,797
NOV, Inc.	483,622	9,483,827
Schlumberger NV	222,860	9,206,347
		36,927,290
Oil, Gas & Consumable Fuels (1.51%)
Coterra Energy, Inc.	326,100	8,794,917
Exxon Mobil Corp.	112,179	9,264,864
Phillips 66	65,400	5,649,906
Shell PLC(b)	91,039	5,000,772
		28,710,459

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (18.19%)
Banks (4.29%)
Bank of America Corp.	136,340	$5,619,935
Citigroup, Inc.	268,419	14,333,574
Commerce Bancshares, Inc.	77,700	5,562,543
Cullen/Frost Bankers, Inc.	54,700	7,571,027
JPMorgan Chase & Co.	131,075	17,868,144
Mitsubishi UFJ Financial Group, Inc.(b)(c)	676,000	4,184,440
PNC Financial Services Group, Inc.	48,200	8,890,490
Wells Fargo & Co.	365,447	17,709,562
		81,739,715
Capital Markets (5.70%)
Ameriprise Financial, Inc.	33,000	9,911,880
Blackstone Group LP	79,700	10,117,118
Charles Schwab Corp.	281,456	23,729,555
Goldman Sachs Group, Inc.	18,928	6,248,133
MSCI, Inc.	26,992	13,573,737
Northern Trust Corp.	102,610	11,948,935
S&P Global, Inc.	63,405	26,007,463
UBS Group AG(c)	361,404	7,061,834
		108,598,655
Consumer Finance (1.60%)
American Express Co.	54,492	10,190,004
Capital One Financial Corp.	154,497	20,283,911
		30,473,915
Diversified Financial Services (2.31%)
Berkshire Hathaway, Inc., Class B(a)	67,578	23,848,952
Equitable Holdings, Inc.	371,413	11,480,376
Voya Financial, Inc.	129,803	8,612,429
		43,941,757
Insurance (4.29%)
American International Group, Inc.	302,878	19,011,652
Arch Capital Group, Ltd.(a)	182,061	8,815,394
Axis Capital Holdings, Ltd.	171,252	10,355,608
Chubb, Ltd.	36,856	7,883,498
Cincinnati Financial Corp.	71,000	9,653,160
MetLife, Inc.	202,485	14,230,646
Progressive Corp.	102,715	11,708,483
		81,658,441
HEALTH CARE (14.28%)
Biotechnology (0.98%)
Amgen, Inc.	35,000	8,463,700

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2022	9

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	14,761	$10,309,378
		18,773,078
Health Care Equipment & Supplies (4.25%)
Abbott Laboratories	99,851	11,818,364
Alcon, Inc.(c)	101,700	8,067,861
Align Technology, Inc.(a)	19,546	8,522,056
Boston Scientific Corp.(a)	151,897	6,727,518
Dexcom, Inc.(a)	17,111	8,753,988
Intuitive Surgical, Inc.(a)	30,508	9,203,654
Koninklijke Philips NV	321,403	9,812,438
Medtronic PLC	67,700	7,511,315
Smith & Nephew PLC(b)(c)	332,057	10,592,618
		81,009,812
Health Care Providers & Services (4.26%)
Cardinal Health, Inc.	88,179	4,999,749
Fresenius Medical Care AG & Co. KGaA(b)	636,196	21,427,081
McKesson Corp.	37,804	11,572,939
Quest Diagnostics, Inc.	73,972	10,123,808
UnitedHealth Group, Inc.	64,654	32,971,600
		81,095,177
Life Sciences Tools & Services (3.13%)
Danaher Corp.	93,690	27,482,088
Illumina, Inc.(a)	27,590	9,639,946
IQVIA Holdings, Inc.(a)	38,367	8,870,834
Thermo Fisher Scientific, Inc.	22,976	13,570,774
		59,563,642
Pharmaceuticals (1.66%)
Bristol-Myers Squibb Co.	144,486	10,551,813
Elanco Animal Health, Inc.(a)	211,900	5,528,471
Pfizer, Inc.	95,506	4,944,346
Zoetis, Inc.	55,850	10,532,751
		31,557,381
INDUSTRIALS (7.67%)
Aerospace & Defense (0.70%)
General Dynamics Corp.	31,200	7,524,816
Textron, Inc.	78,387	5,830,425
		13,355,241
Building Products (1.25%)
Carlisle Cos., Inc.	27,819	6,841,248

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (continued)
Masco Corp.	332,989	$16,982,439
		23,823,687
Commercial Services & Supplies (0.36%)
Waste Connections, Inc.	48,650	6,796,405

Electrical Equipment (0.39%)
Eaton Corp. PLC	48,689	7,389,043

Industrial Conglomerates (1.41%)
General Electric Co.	201,838	18,468,177
Honeywell International, Inc.	43,300	8,425,314
		26,893,491
Machinery (3.12%)
Dover Corp.	62,034	9,733,134
Oshkosh Corp.	58,000	5,837,700
PACCAR, Inc.	140,423	12,367,054
Parker-Hannifin Corp.	33,400	9,477,584
Wabtec Corp.	152,075	14,625,053
Xylem, Inc.	87,000	7,417,620
		59,458,145
Professional Services (0.44%)
TransUnion	81,400	8,411,876

INFORMATION TECHNOLOGY (20.49%)
Electronic Equipment, Instruments & Components (0.18%)
CDW Corp.	19,254	3,444,348

IT Services (6.32%)
Amdocs, Ltd.	168,339	13,839,149
Cognizant Technology Solutions Corp., Class A	185,160	16,603,297
FleetCor Technologies, Inc.(a)	45,999	11,456,511
Mastercard, Inc., Class A	30,196	10,791,447
PayPal Holdings, Inc.(a)	207,031	23,943,135
Snowflake, Inc., Class A(a)	18,381	4,211,639
Twilio, Inc., Class A(a)	31,363	5,168,936
Visa, Inc., Class A	154,985	34,371,023
		120,385,137
Semiconductors & Semiconductor Equipment (3.72%)
ASML Holding N.V.	13,944	9,313,616
Enphase Energy, Inc.(a)	17,651	3,561,619

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2022	11

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	136,000	$10,219,040
Micron Technology, Inc.	185,844	14,475,389
NVIDIA Corp.	82,967	22,638,375
QUALCOMM, Inc.	70,000	10,697,400
		70,905,439
Software (9.84%)
Adobe, Inc.(a)	59,993	27,334,011
ANSYS, Inc.(a)	33,300	10,577,745
Autodesk, Inc.(a)	49,364	10,581,174
Crowdstrike Holdings, Inc.(a)	28,588	6,491,763
Intuit, Inc.	30,394	14,614,651
Microsoft Corp.	116,761	35,998,584
RingCentral, Inc., Class A(a)	47,878	5,611,780
Salesforce.com, Inc.(a)	119,501	25,372,452
SAP SE(b)	70,000	7,767,200
ServiceNow, Inc.(a)	36,715	20,446,216
Trade Desk, Inc., Class A(a)	107,901	7,472,144
Workday, Inc., Class A(a)	62,885	15,058,442
		187,326,162
Technology Hardware, Storage & Peripherals (0.43%)
Hewlett Packard Enterprise Co.	490,898	8,202,906

MATERIALS (4.73%)
Chemicals (3.34%)
Corteva, Inc.	215,700	12,398,436
Dow Chemical Co.	180,895	11,526,629
Ecolab, Inc.	85,028	15,012,544
PPG Industries, Inc.	69,645	9,128,370
RPM International, Inc.	89,000	7,248,160
Sherwin-Williams Co.	33,012	8,240,455
		63,554,594
Construction Materials (0.54%)
Martin Marietta Materials, Inc.	26,700	10,276,563

Containers & Packaging (0.85%)
Avery Dennison Corp.	12,677	2,205,418
Ball Corp.	156,038	14,043,420
		16,248,838
REAL ESTATE (2.28%)
Equity Real Estate Investment Trusts (REITs) (2.28%)
American Tower Corp.	54,800	13,766,856

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Crown Castle International Corp.	50,600	$9,340,760
Equinix, Inc.	15,917	11,804,366
Equity LifeStyle Properties, Inc.	55,700	4,259,936
Sun Communities, Inc.	24,200	4,242,018
		43,413,936
UTILITIES (2.67%)
Electric Utilities (2.16%)
Edison International	226,635	15,887,113
NRG Energy, Inc.	405,575	15,557,857
Xcel Energy, Inc.	135,034	9,745,404
		41,190,374
Gas Utilities (0.51%)
Atmos Energy Corp.	80,500	9,618,945

TOTAL COMMON STOCKS
(COST OF $1,412,595,241)		1,854,444,708

SHORT TERM INVESTMENTS (3.65%)
MONEY MARKET FUND (2.94%)
State Street Institutional US Government Money Market Fund, 0.24%(d)
(COST OF $56,087,240)	56,087,240	56,087,240

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.71%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%
(COST OF $13,553,772)	13,553,772	13,553,772

TOTAL SHORT TERM INVESTMENTS
(COST OF $69,641,012)		69,641,012

TOTAL INVESTMENTS (101.02%)
(COST OF $1,482,236,253)		1,924,085,720

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.02%)		(19,494,490)

NET ASSETS (100.00%)		$1,904,591,230

NET ASSET VALUE PER SHARE
(257,062,005 SHARES OUTSTANDING)		$7.41

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2022	13

Liberty All-Star® Equity Fund	Schedule of Investments
March 31, 2022 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $13,119,810.
(d)	Rate reflects seven-day effective yield on March 31, 2022.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2022 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2022, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Third Quarter Report (Unaudited) | March 31, 2022	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2022 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2022:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 13,119,810	$ 13,553,772	-	$ 13,553,772

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2022 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,854,444,708	$–	$–	$1,854,444,708
Short Term Investments	69,641,012	–	–	69,641,012
Total	$1,924,085,720	$–	$–	$1,924,085,720

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | March 31, 2022	17

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices
March 31, 2022 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents more than 83% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL-STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke*
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Tanya Tancheff, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Liberty All-Star®
Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.